CROWDGATHER ♠ MEGA FAME CASINO

SAFE HARBOR

This presentation contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company's growth and business strategy. Words such as "expects", "will", "intends", "plans", "believes", "anticipates", "hopes", "estimates", and variations on such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in the Company's business; general economic, industry and market sector conditions; the ability to generate increases revenues from the Company's forums and Plaor's social games; the ability to obtain additional financing; the ability to manage the Company's growth; the ability to develop and market new technologies to respond to rapid technological changes; competitive factors in the market(s) in which the Company operates; and other events, factors and risks disclosed from time to time in the Company's filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

EXECUTIVE SUMMARY

CROWDGATHER


MEGAFAME
CASINO & SLOTS
FreeForums
LEF RA
yukū
FORUMER
PLAY NOW
TURBO

A New Generation Global Media Network

Bringing together deep vertical interest communities and exceptional social games, CrowdGather has become a unique global media network that offers highly engaging, customized user content seamlessly accessible on both mobile and desktop

INVESTMENT HIGHLIGHTS

Key investment highlights include:

Large and growing markets	■ Vertical interest online communities and social games are both large and rapidly growing industries. – Online advertising spending topped $137.5 billion in 2013 and is expected to grow to $204.0 billion by 2018 – The social casino market is expected to grow 31% in 2014 to $2.6 billion and exceed $3.3 billion by 2015
Favorable industry trends	■ CrowdGather is poised to take advantage of a number of favorable industry trends including: – Continued mobile and cross-platform growth – A need for industry innovation – Rising importance of brands and content – Industry consolidation
Acquisition synergies	■ CrowdGather's acquisition of Plaor, Inc. provides a number of strategic and operational synergies, including: – More efficient (i.e., lower cost) player acquisition and conversion – Highly experienced 20+ development team at Plaor can be leveraged for both social and forum businesses – Enhanced business intelligence and mobile app technology from social games directly applicable to forums business
Attractive and growing business	■ CrowdGather has over 9 million unique visitors per month and Plaor over 24,000 daily active users (DAUs). ■ Average revenue per user (ARPU) has grown almost 60% since the end of Q1, to a very competitive $0.23, and still growing. ■ A portfolio of licensed slot games and content partnerships that we believe to be one of the most extensive in the industry. ■ Advanced mosaic interface under development for Yuku.

ABOUT US

The advent of a powerful new media network

- CrowdGather offers users expert information and guidance, social communities, and entertainment all in one place
- We have been operating in the social media sector since 2003 and has been publicly traded since 2008
- Our forum network of online communities enjoys nearly 90 million pageviews and 9 million unique visitors resulting in over 200 million monthly ad impressions served
- After merging with Plaor, CrowdGather acquired social casino games with over 24,000 daily active users and 150,000 monthly active users
- We have annualized revenues of approximately $2.5 million at present

Symbol	CRWG
Market Cap	$13M
Current Price	$0.11
Avg Volume (3m)	42K
Shares Outstanding	116.7M
Debt	$0



CROWDGATHER INC
CRWG
0.16
0.14
0.12
0.10
0.08
0.06
0.04
Sep 13
Nov 13
Jan 14
Mar 14
May 14
Jul 14
Volume
600.0
400.0
200.0
0.0

CURRENT KEY FINANCIAL METRICS

PUBLISHER NETWORK	
Projected Current Annual Revenue	$1 million
Uniques	9 million/mo
Pageviews	90 million/mo
Impressions	200 million/mo
Domains	600+
Forums	100,000+

SOCIAL GAMES & APPS	
Projected Current Annual Revenue	$1.5 million
DAUs	24,000
MAUs	125,000
Cost per Install	$1.60
Conversion %	2.0%
ARPDAU	$0.23

- Breakeven is at $5.5 million in combined revenues*
- Hosted forums to increase to $1.5 million over coming year*
- Social Gaming business projected to reach $4 million in coming year*

** assuming successful completion of a financing*

EXECUTION STRATEGY

CrowdGather Forums

- Newly developed inventory management technology will maximize sales to top tier exchanges such as Google AdX and OpenX
- Integrated user insight tools will leverage behavioral analysis spanning all aspects of the CrowdGather network
- Redesigned Responsive interface for mobile app will enhance content discovery and contextual advertisement impressions

CrowdGather Social Games

- Cost Effective User Acquisition with advanced advertising tools, cross marketing, and integration with forum mobile application
- Maintain positive ROI on broad marketing spend
- Expand pipeline of engaging, fresh game content through a cost effective combination of licensing and proprietary development

MANAGEMENT TEAM

MANAGEMENT TEAM



Sanjay Sabnani
Chief Executive Officer

Sanjay Sabnani is a serial entrepreneur and business strategist with a long-standing passion for the Internet and Technology industry and online network community building. Sabnani has occupied senior executive positions in several publicly held companies: as EVP Strategic Development at Hythiam, Inc. (HYTM), as Director of Business Development and Strategy at OSI Systems, Inc. (OSIS), and as President and Director at Venture Catalyst, Inc. (VCAT).



Richard Corredera
Chief Operating Officer

Richard has nearly 18 years of experience in software engineering, systems design, business development. He serves as President and Chief Operating Officer of Plaor where he manages the business operations of Plaor including business development, compliance, and accounting in addition to overseeing its strategic technology development. Prior to Plaor, Richard co-founded DoubleTap Games and was a technical director at THQ's Helixe development studio and Sony Online Entertainment from 2002 to 2012. Richard is an Enrolled Agent admitted to practice before the Internal Revenue Service



Jonathan Weiss
Chief Financial Officer

Mr. Weiss, a CPA with a BBA in Accounting from Emory University, has approximately 20 years of related finance and accounting experience, and most recently headed up finance and business operations for a Bay Area Internet startup, Xtranormal. Prior to that, Mr. Weiss was Chief Financial Officer of Sandbox Industries, based in Chicago, where he helped provide strategic financial management for a hybrid venture capital firm engaged in healthcare fund management, new business incubation, and new business accelerators. Mr. Weiss was also a regional CFO for a Goldman Sachs Partners Company, USI Holdings, and began his career as an auditor with Arthur Andersen LLP.



Sidney Oster

Executive Vice President of Business Development

Sidney has over 15 years of experience in business development, finance, and corporate strategy. He serves as Executive Vice President of Business Development of Plaor, where he is responsible for sourcing business development opportunities and managing partner relationships. Prior to Plaor, Sidney was the Director of Strategy and Corporate Development at Caesars Interactive Entertainment ("CIE"), where he was a key member of the business and corporate development team responsible for CIE surpassing Zynga as the world's number one publisher of social casino-themed games. Sidney was also an investment banking professional focused on capital raises and M&A, completing almost $2 billion in strategic transactions.



Richard Izzo

Manager — Publisher Network (Social Media Properties)

Rich has over 15 years of experience in various operations, finance, strategic planning and corporate development positions across multiple industries. Most recently, Rich was VP of Operations for a publicly traded healthcare services company, and was primarily responsible for managing the delivery and operations of the company's product for health plan clients throughout the US. Rich has also recently consulted for and provided financial expertise to technology clients. Rich is a CPA, and started his career with Ernst & Young in assurance services, working in both the New York and San Francisco offices specializing on banking and technology clients. Rich earned BS in Accounting from NYU and an MFA in Creative Writing from the University of Arizona. He enjoys reading, lap swimming and spending time with his family.



Hazim Ansari

General Counsel

In his 16 years as an intellectual property attorney, Hazim has assisted dozens of emerging companies in raising financing, establishing critical joint ventures, and closing foundational revenue deals. Hazim has co-founded several companies, including Novel IP which is a pioneer in the offshore IP industry, and successfully built them through to profitability and/or acquisitions.

THE MARKET: FORUMS AND GAMING

FORUMS: THE INTERNET "HELP DESK"

Forum users represent a large base – **"28% of U.S. consumers read online forums"**, per Forrester Research, and **"One in five Americans contributes to online forums"**, per market research firm Synovate.


anythingbutipod
where music comes to play
NBT
Home of everything flat
ideeli

Forums are social communities that attract similarly interested users – very important for brand advertisers who want to target specific groups.

Forum users are more engaged in influential activities – both online and offline – than people who don't use forums, and these specific users can drive buying activity for others

FORUMS: A MASSIVE AUDIENCE

- Online advertising spending topped $137.5B in 2013 and growing to $204.0 by 2018.*
- + 300 million forum users access hundreds of thousands of forums worldwide.
- Over 30% of US and 50% of Asian & European internet users visit forums.
- CrowdGather has a thriving network of forums with 9 million monthly unique visitors to introduce to our casino games.
- Easily accessible on all devices


Parenting Forum
$137B Online Ad Spend
Sports Forum

*http://www.emarketer.com/Article/Digital-Ad-Spending-Worldwide-Hit-3613753

WHY FORUMS?

High Value Audience	• "Wisdom of friends" • Users are engaged, focused and loyal
Leverage/ Low Cost	• Minimum staffing – sites usually staffed by community volunteers • Low cost User-Generated Content (UGC)
The Internet's "F" word	• Forums are undervalued relative to other segments of the online world. • Opportunity to improve monetization

SOCIAL GAMERS

- Casual/social game play is the most popular form of social gaming, on both desktop and mobile devices and has increased in popularity by 55% from 2012 to 2013.
- Gaming commands roughly 32% of consumers' total mobile app time.
- Women are playing more and more games, accounting for 47% of U.S. gamers, up from 42% in 2012.



AND ONCE YOU POP YOU CAN'T STOP
January
1
81 million people
play social games at least once a day
49 million people
play multiple times a day
These people spend an average of 9.5 hours/wk on social games
The number social game players who play at least 6 hours/wk has more than doubled.
Alec Baldwin was kicked out of a plane for not wanting to turn off his iPad while playing Words with Friends. As a result of the publicity brought by the incident, Words With Friends gained 100k players the next day on Facebook alone.

Source: The Entertainment Software Association, Flurry Analytics, Game News.

SOCIAL CASINO GAMES MARKET IS GROWING

- Over 170 million users are involved in social casino-themed games each month
- The social casino-themed game market represents almost 30% of the total global social games market
- According to Eilers Research, social casino-themed games generated almost $600 million of revenue in Q1 2014, up 5.5% from the previous quarter
- Additionally, Eilers predicts that the market will grow 31% in 2014 to $2.6 billion and exceed $3.3 billion by 2015, representing annual growth of over 28%



$ in billions
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
CAGR: 28.5%
$2.0
$2.6
$3.3
2013
2014
2015

Source: Eilers Research, SuperData, App Annie – July 2, 2014.

WHY PLAOR?

Market Trend	Description/Result	Opportunity for Plaor
Continued mobile and cross-platform growth	• According to Eilers Research, mobile/tablets will help drive the majority of social casino growth. • Will lead to new channels of distribution.	• Plaor's cross platform, HTML5-based architecture makes it easy to simultaneously deploy to all platforms.
Big data driving product design and CRM	• Enhanced ability to communicate with customers efficiently. • Greater revenue from existing customers.	• Plaor has advanced data analytics capabilities, providing important player and competitive insights. • Plaor's ARPDAU currently $0.23 and growing.
Importance of brands and content	• Well-known brands and land-based content will continue to dominate and be important as development and marketing costs rise.	• Plaor building a portfolio of licensed video slot games and strategic content partnerships that we believe to be one of the most extensive in the industry.
Need to innovate	• As competition intensifies, technological innovation and the agility to adapt are keys for sustained growth.	• As an independent, non-regulated company, Plaor has greater strategic and operating flexibility than many of its major competitors.
Continued consolidation in 2014/15	• Fewer independent social casino operators with the largest applications owned by heavily regulated, bureaucratic companies. • Greater convergence of social games, online gambling, and land-based casino content.	• Greater acquisition opportunities for small and mid-tier companies and "orphaned" applications. • Many potential strategic partners (e.g., content providers) prefer independent operators not owned by a competitor or those involved in real-money gaming.

SEVERAL COMPARABLE COMPANIES HAVE RECENTLY HAD SOLID EXITS

zynga	bought	NaturalMotion Games	for	**$527.0** million
GSN games	bought	BASHGAMING	for	**$165.0** million*
Bally Technologies	bought	DRAGONPLAY	for	**$100.0** million
Caesars Interactive Entertainment	bought	buffalo	for	**$100.0** million
	bought	Pacific Interactive	for	**$75.0** million*

** Median of Eilers Research estimates.*

PRODUCTS

OUR TOP FORUM COMMUNITIES

The majority of CrowdGather's online publisher revenues, traffic, and pageviews are from a combination of its top hosted platforms, Yuku.com and Freeforums.org, as well as RapMusic.com and other niche sites. The largest communities are run by volunteer moderators and are supported by enthusiasts with strong niche interests. Many of our sites are focused on gaming, and many of our forum users engage in on-platform games, primarily to compete with other users.

67% male
45% 18-34
42% 35+
47% college/grad school

DIVERSE AUDIENCE WITH VALUABLE DEMOGRAPHICS

Who we reach…

CRWG's owned and operated forums are comprised of a highly engaged audience of technology, gaming and lifestyle enthusiasts.

•Technology

The participants are highly engaged males with 50% posting product reviews to online forums.

•Gaming and Entertainment Enthusiasts spend over five minutes longer on the CRWG sites than the average person spends at a website.

•Leisure & Lifestyle Verticals

64% of online women post product recommendations to message boards.

Forum Demographics:

67% Male
45% Aged18-34
42% Aged 35+
38% Have children
47% Have college or graduate degree



Lefora Free Forum
Create a forum, for free

SOCIAL GAMES & APPS OVERVIEW


MEGAFAME CASINO & SLOTS
HOLLYWOOD POKER
SLOTS
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CHALLENGE


HOLLYWOOD POKER
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TEXAS
TURBO
SHOOTOUT

- The flagship application – MegaFame Casino & Slots – currently has daily active users (DAUs) of approximately 24,000 across Facebook, iOS, Android, and Windows platforms.

- Unique game play encourages players to compete in casino challenges against members of online celebrity community.

- MegaFame's cross platform architecture (iOS, Android, Facebook) makes it easy to expand and integrate new games.

SOCIAL CASINO GAME PLAY




HOLLYWOOD POKER
PLAY NOW
SHOOT OUTS
TEXAS hold 'em
TURBO heads up
Celebrity SHOOTOUT

- Plaor's social casino games are free to play and monetize through the sales of virtual currency
- Plaor's casino games are designed to enable the players to compete against their friends and the app's celebrity community
- Players can advance by unlocking additional games and/or stages through acquisition of virtual goods, game play, or accepting a series of celebrity challenges


PLAOR
Richard
FAME 147
20,707,273
BUY+ CHIPS
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33
CHALLENGES
3
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06:28:08
MEGAFAME CASINO & SLOTS
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Kevin Pollak
The Usual Suspects
HOLLYWOOD POKER
SLOTS
daily celebrity
CHALLENGE
Celebrities
Friends
Pat
Profile
Mark
Profile
Scott
Profile
Paul
Profile
Douglas
Profile
Burt
Profile
Padraic
Profile
Laurie
Profile

AGGRESSIVE GAMING CONTENT STRATEGY


COSMIC INVADERS
Pay Table
Free Spin Total:
15,000,000
Free Spins:
4

- Augment our proprietary games with exclusive licenses for leading video slot content and exciting entertainment brands
- Content strategy a vital part of our user acquisition strategy, retention, and conversion efforts.
- We are building a portfolio of licensed video slot games and strategic content partnerships that we believe to be one of the most extensive in the industry:
  - Agreements finalized with 2 By 2 Gaming, Grover Gaming, Multicommerce, MultiSlot, and Lightning Box Games.
  - Deals pending with several more content providers.
  - Current and pending agreements will provide a minimum of 9 additional titles to our portfolio
- We anticipate our current pipeline of content – both licensed and proprietary – to last through the next 12 months.


Sizzling 7 Sevens
Pay Table
YOU WIN:
25,000,000

CROWDGATHER –
POST MERGER WITH PLAOR

Q1 FY15 AT-A-GLANCE

	Q1 FY15
Bookings	$420,000
DAU	24,000
MAU	150,000
ARPDAU	$.19
CPI	$1.60

- MegaFame Casino achieved and maintained a positive ROI on marketing spend early in Q1 setting the product up in a perfect position to grow revenue with additional marketing spend as a result of increased customers with predictable user purchasing behavior.
- CPI and average revenue per DAU goals were also met.

MERGER SUCCESS

	April	Aug
ARPDAU	$0.14	$0.23
Slot Machines	13	18

- Combined technology benefits both forums and social games.
- Casino ARPDAU improved by 60% following the merger, increased Slot Machines from 13 to 18.
- Enhanced business intelligence and mobile app technology from social games directly applicable to forums.
- Sophisticated new inventory management technology may allow for increases in advertising revenue.
- Advanced mosaic interface under development for Yuku.


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SUMMARY

CROWDGATHER AT-A-GLANCE

•After divesting its non-core assets, CrowdGather generates just under $1 million in high gross margin (95%) revenues primarily through advertising on its consumer social media communities.

•CrowdGather has 9 million unique visitors who visit one of the company's properties at least once a month. Combined with the thousands of vertical topics CrowdGather's members discuss on its online communities, this represents a tremendous opportunity to further leverage these members and their content for additional company owned social games and applications.

•CrowdGather has over 5,000 shareholders and has been public since April of 2008. The company has been current in all filings and has had a peak market cap of $100 million in 2009. Currently the company trades below its book value.

PLAOR AT-A-GLANCE

- Plaor, founded in 2011, is a leading social games publisher connecting celebrities and fans all over the world through cutting edge games that offer entertainment and one-of-a-kind social experiences.
- Plaor's flagship social casino application, MegaFame Casino & Slots, is currently live across Facebook, iOS, and Android platforms. MegaFame was launched in December 2013 and has over 24,000 DAUs, generates around $100,000 in monthly revenue and is ready to scale its user acquisition.
- Plaor has strong social games expertise and an in-house development team of 20+ developers.
- Our cross platform, HTML5-based architecture makes it easy to quickly expand and integrate new games and to simultaneously deploy to all platforms, mobile and desktop, without downtime or Apple submission
- A powerful data collection and management platform that provides PLAOR with valuable player insights.
- Mega Fame Casino has excellent player conversion and retention metrics, including a very competitive average revenue per daily average user (ARPDAU) - $0.23 and growing.
- Through the management team's relationships, Plaor is able to leverage partnership opportunities in the entertainment and casino space resulting in higher conversion rates & lower user acquisition costs.

COMING MILESTONES

September 2014

- Significant feature upgrade to Yuku Platform including enhanced search and media functionality
- Relaunch of Yuku mobile app leveraging platform enhancements and responsive design

October 2014

- Launch of 20th slot machine in Mega Fame Casino

November 2014

- Mega Fame Casino game center integration with Yuku

January 2015

- Blackjack Launch in Mega Fame Casino

April 2015

- Bingo Launch in Mega Fame Casino

REVENUE & VALUATION


2,500
2,000
1,500
1,000
500
-
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Social Games
Forum

- Increase DAU through higher marketing spend
- Maintain positive ROI on marketing spend
- Heavy cross promotion engaging 9M monthly uniques on Forum Publisher Network for conversion to social games
- Further enhance forum advertising revenue on higher value exchanges

Based on current market revenue multiples (4x Forums, 3x Social Games), the Company's valuation after 12 months would be $20M, and at the end of FY16 would be $30M.